                                                                    Exhibit 99.1

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                            SIERRA PACIFIC RESOURCES



                             (a Nevada corporation)



                        20,000,000 Shares of Common Stock





                               PURCHASE AGREEMENT







Dated:  August 9, 2006


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                                TABLE OF CONTENTS

                                                                            Page


SECTION 1.   Representations and Warranties by the Company....................2
         (a) Representations and Warranties...................................2
             (i)      Status as a Well-Known Seasoned Issuer..................2
             (ii)     Registration Statement, Prospectus and Disclosure
                      at Time of Sale.........................................3
             (iii)    Incorporated Documents..................................5
             (iv)     Independent Accountants.................................5
             (v)      Financial Statements....................................5
             (vi)     No Material Adverse Change in Business..................6
             (vii)    Good Standing of the Company............................6
             (viii)   Good Standing of Subsidiaries...........................6
             (ix)     Capitalization..........................................7
             (x)      Authorization of Agreement..............................7
             (xi)     Authorization and Description of Securities.............7
             (xii)    Absence of Defaults and Conflicts.......................7
             (xiii)   Labor...................................................8
             (xiv)    ERISA...................................................8
             (xv)     Tax.....................................................8
             (xvi)    Insurance...............................................9
             (xvii)   Absence of Proceedings..................................9
             (xviii)  Accuracy of Exhibits....................................9
             (xix)    Possession of Licenses and Permits......................9
             (xx)     Absence of Further Requirements.........................9
             (xxi)    Title to Property......................................10
             (xxii)   Leases.................................................10
             (xxiii)  Environmental Laws.....................................10
             (xxiv)   Investment Company Act.................................10
             (xxv)    Internal Controls......................................11
             (xxvi)   Compliance with Sarbanes Oxley.........................11
         (b) Officer's Certificates..........................................11

SECTION 2.   Sale and Delivery to Underwriters; Closing......................12
         (a) Initial Securities..............................................12
         (b) Option Securities...............................................12
         (c) Payment.........................................................12
         (d) Denominations; Registration.....................................13
         (e) Global Securities...............................................13

SECTION 3.   Covenants of the Company........................................13
         (a) Compliance with Securities Regulations and Commission
             Requests; Payment of Filing Fees................................13
         (b) Filing of Amendments and Exchange Act Documents.................14


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         (c) Delivery of Registration Statements.............................14
         (d) Delivery of Prospectuses........................................15
         (e) Continued Compliance with Securities Laws.......................15
         (f) Blue Sky Qualifications.........................................16
         (g) Rule 158........................................................16
         (h) Use of Proceeds.................................................16
         (i) Listing.........................................................16
         (j) Restriction on Sale of Securities...............................16
         (k) Reporting Requirements..........................................17
         (l) Issuer Free Writing Prospectuses................................17

SECTION 4.   Payment of Expenses.............................................17
         (a) Expenses........................................................17
         (b) Termination of Agreement........................................18

SECTION 5.   Conditions of Underwriters' Obligations.........................18
         (a) Effectiveness of Registration Statement; Filing of
             Prospectus; Payment of Filing Fee...............................18
         (b) Opinions of Counsel for Company.................................19
         (c) Opinion of Counsel for Underwriters.............................19
         (d) Officers' Certificate...........................................19
         (e) Accountants' Comfort Letter.....................................19
         (f) Bring-down Comfort Letter.......................................20
         (g) Approval of Listing.............................................20
         (h) Maintenance of Ratings..........................................20
         (i) Lock-up Agreements..............................................20
         (j) Conditions to Purchase of Option Securities.....................20
         (k) Additional Documents............................................21
         (l) Termination of Agreement........................................21

SECTION 6.   Indemnification.................................................21
         (a) Indemnification of Underwriters.................................21
         (b) Indemnification of Company, Directors and Officers..............22
         (c) Actions against Parties; Notification...........................23
         (d) Settlement without Consent if Failure to Reimburse..............23

SECTION 7.   Contribution....................................................23

SECTION 8.   Representations, Warranties and Agreements to Survive
             Delivery........................................................25

SECTION 9.   Termination of Agreement........................................25
         (a) Termination; General............................................25
         (b) Liabilities.....................................................25


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SECTION 10.  Default by One or More of the Underwriters......................25

SECTION 11.  Notices.........................................................26

SECTION 12.  No Advisory or Fiduciary Relationship...........................26

SECTION 13.  Parties.........................................................27

SECTION 14.  Governing Law...................................................27

SECTION 15.  Waiver of Trial by Jury.........................................27

SECTION 16.  Time............................................................27

SECTION 17.  Counterparts....................................................27

SECTION 18.  Effect of Headings..............................................27


SCHEDULES

Schedule A - List of Underwriters and Number of Initial Securities
             to be Purchased by Each                                    Sch A-1

Schedule B - Pricing Information                                        Sch B-1

Schedule C - List of Persons Subject to Lock-up                         Sch C-1

Schedule D - List of All Issuer General Use Free Writing Prospectuses   Sch D-1



EXHIBITS

Exhibit A - Contents of Opinion of Woodburn & Wedge                         A-1

Exhibit B - Contents of Opinion of Choate, Hall & Stewart LLP               B-1

Exhibit C - Form of Lock-up Letter                                          C-1




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


                            SIERRA PACIFIC RESOURCES
                             (a Nevada corporation)


                        20,000,000 Shares of Common Stock

                               PURCHASE AGREEMENT

                                                                  August 9, 2006

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

                  Sierra Pacific Resources, a Nevada corporation (the "COMPANY"), confirms its agreement with Deutsche Bank Securities Inc. ("Deutsche") and each of the other Underwriters named in Schedule A hereto (collectively, the "UNDERWRITERS", which term shall also include any underwriters substituted as hereinafter provided in Section 10 hereof), for whom Deutsche is acting as representative (in such capacity, the "REPRESENTATIVE"), with respect to (i) the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 3,000,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 20,000,000 shares of Common Stock (the "INITIAL SECURITIES") to be purchased by the Underwriters and all or any part of the 3,000,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "OPTION SECURITIES") are hereinafter called, collectively, the "Securities".

                  To the extent there is only one Underwriter named in Schedule A hereto, the terms "Representative" and "Underwriters" as used herein shall mean such Underwriter.

                  The Company has filed with the Securities and Exchange Commission (the "COMMISSION") an automatic shelf registration statement on Form S-3 (No. 333-135752), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the "1933 ACT REGULATIONS") under the Securities Act of 1933, as amended (the "1933 ACT"). Such registration statement covers the registration of the Securities under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B ("RULE 430B") of the 1933 Act Regulations and paragraph (b) of Rule 424 ("RULE 424(b)") of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "RULE 430B INFORMATION". Each prospectus used in connection with the

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offering of the Securities that omitted Rule 430B Information (other than a
"free writing prospectus" that is not a Permitted Free Writing Prospectus (as hereinafter defined)) is herein called a "preliminary prospectus." Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the "REGISTRATION STATEMENT". The Registration Statement at the time it originally became effective is herein called the "ORIGINAL REGISTRATION STATEMENT". The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the "PROSPECTUS". For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). This Agreement shall become effective when each party hereto shall have delivered an executed counterpart hereof to the other.

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1. Representations and Warranties by the Company.

         (a) Representations and Warranties. The Company represents and warrants to each Underwriter as of the time of effectiveness of this Agreement, as of the Applicable Time referred to in Section 1(a)(ii) hereof and as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

         (i) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the earliest time after each of the times referred to in (A) and (B) above that the Company or another offering


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participant made a bona fide offer within the meaning of Rule 164(h)(2) of the
1933 Act Regulations, (D) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (E) at the time of effectiveness of this Agreement and at the Closing Time, the Company (X) was, is and will be a "well-known seasoned issuer", as defined in Rule 405 of the 1933 Act Regulations ("RULE 405") and (Y) was not, is not and will not be an "ineligible issuer", as defined in Rule 405. The Registration Statement is an "automatic shelf registration statement," as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 "automatic shelf registration statement". The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

         (ii)     Registration Statement, Prospectus and Disclosure at Time of

Sale. The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations ("RULE 462(e)") on July 13, 2006, and any post-effective amendment thereto shall also become effective upon filing with the Commission under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations ("RULE 163") and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

                  At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, at the time of effectiveness of this Agreement and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement is issued and at the Closing Time, will include an untrue statement of a material fact or will omit to state a material

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fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  As of the Applicable Time, as of the time of effectiveness of this Agreement and as of the Closing Time neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below), the Statutory Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the "DISCLOSURE PACKAGE"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  As used in this subsection and elsewhere in this Agreement:

                  "APPLICABLE TIME" means 9:30 P.M. (Eastern time) on August 9, 2006 or such other time as agreed by the Company and the Representative.

                  "ISSUER FREE WRITING PROSPECTUS" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("RULE 433"), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g).

                  "ISSUER GENERAL USE FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule D hereto.

                  "ISSUER LIMITED USE FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

                  "PERMITTED FREE WRITING PROSPECTUS" has the meaning specified in Section 3(l) hereof.

                  "STATUTORY PROSPECTUS" as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

                  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

                  The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

         (iii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS"), and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the Applicable Time, (c) at the time the Prospectus is first used and (d) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (iv) Independent Accountants. Deloitte & Touche LLP, which certified certain of the financial statements and supporting schedules of the Company and its consolidated subsidiaries included in the Registration Statement and whose report appears in the Registration Statement (A) is a registered public accounting firm and is independent with respect to the Company and its subsidiaries, each within the meaning of the 1934 Act and (B) is in compliance with subsections (g), (h), (j), (k) and (l), and, to our knowledge, (b), of
Section 10A of the 1934 Act with respect to the Company and its subsidiaries.

         (v) Financial Statements. The financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and the absence of complete notes (to the extent permitted by the 1934 Act Regulations); said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as noted therein, throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Disclosure Package and Prospectus present fairly the information shown therein, subject as aforesaid with respect to the unaudited interim financial statements, and have been compiled on a basis consistent with that of the audited financial statements included therein. The financial statements included in the Registration Statement, Disclosure Package and Prospectus do not contain non-GAAP financial measures within the meaning of Regulation G or Item 10 of Regulation S-K of the Commission. Except as disclosed in the Registration Statement, Disclosure Package and Prospectus, neither the Company nor any of its subsidiaries has any off-balance sheet arrangements of the character contemplated by Item 303 of Regulation S-K or otherwise by Section 13(j) of the 1934 Act, or has any other contingent obligation or liability, which, in any case, is material, or is reasonably likely to be material, to the Company and its consolidated subsidiaries considered as one enterprise. (vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development which is reasonably likely to result in a material adverse change, in the condition, financial or otherwise, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (any such change or development, a "MATERIAL ADVERSE CHANGE"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (vii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect, and would not result in any development which is reasonably likely to have a material adverse effect, on the condition, financial or otherwise, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (any such effect or development, a "MATERIAL ADVERSE EFFECT").

         (viii) Good Standing of Subsidiaries. Each Significant Subsidiary (as defined below) of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of either Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary; and all shares of capital stock of each Significant Subsidiary are owned by the Company, free and clear of any security interests and other liens and encumbrances and of any equities, claims and other adverse interests. Nevada Power Company and Sierra Pacific Power Company, each a Nevada corporation (and each a "SIGNIFICANT SUBSIDIARY"), are each a "significant subsidiary" within the meaning of Rule 405 under the 1933 Act, and the Company has no other such significant subsidiary.

         (ix) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Disclosure Package and the Prospectus. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the issued and outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company.

         (x) Authorization of Agreement. The Company has all corporate power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

         (xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

         (xii) Absence of Defaults and Conflicts. Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults as would not result in a Material Adverse Effect; and the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Significant Subsidiaries.

         (xiii) Labor. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its Significant Subsidiaries, is imminent, which might be expected to have a Material Adverse Effect.

         (xiv) ERISA. The Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and the Company does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the Company's knowledge nothing has occurred, whether by action or by failure to act, which might reasonably be expected to cause the loss of such qualification.

         (xv) Tax. Each of the Company and its Significant Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its Significant Subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Significant Subsidiaries, might have, a Material Adverse Effect.

         (xvi) Insurance. The Company and its Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks that the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (xvii) Absence of Proceedings. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Significant Subsidiaries which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder.

         (xviii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xix) Possession of Licenses and Permits. The Company and its Significant Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to possess such Governmental Licenses would not have a Material Adverse Effect; the Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (xx) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this

Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

         (xxi) Title to Property. The Company and its Significant Subsidiaries have good title to all real property and personal property owned by them, in each case free and clear of all liens, encumbrances, equities or claims except such as are described or contemplated in the Registration Statement, the Disclosure Package and the Prospectus or would not, individually or in the aggregate, have a Material Adverse Effect and do not materially interfere with the use made or to be made of such property by the Company and its Significant Subsidiaries.

         (xxii) Leases. All of the leases and subleases material to the business of the Company and each of its Significant Subsidiaries and under which the Company or any of its Significant Subsidiaries holds properties described in the Registration Statement, the Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any of its Significant Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Significant Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such Company or any Significant Subsidiaries thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

         (xxiii) Environmental Laws. Except as described in the Registration Statement, the Disclosure Package and the Prospectus and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries.

         (xxiv) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required to register as an

"investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

         (xxv) Internal Controls. (A) The Company has devised and established and maintains the following, among other, internal controls (without duplication):

                           (I) a system of "internal accounting controls" as contemplated in Section 13(b)(2)(B) of the 1934 Act;

                           (II) "disclosure controls and procedures" as such term is defined in Rule 13a-15(e) under the 1934 Act; and

                           (III) "internal control over financial reporting" (as such term is defined in Rule 13a-15(f) under the 1934 Act) (the internal controls referred to in clauses (I) and (II) above and this clause (III) being hereinafter called, collectively, the "INTERNAL CONTROLS").

                           (B) The Internal Controls are evaluated by the Company's senior management periodically as appropriate and, in any event, as required by law.

                           (C) The Internal Controls are, individually and in the aggregate, effective in all material respects to perform the functions for which they were established.

                           (D) Based on the most recent evaluations of the Internal Controls, (I) there are no material weaknesses in the design or operation of the Internal Controls, whether considered individually or collectively, and (II) all significant deficiencies, if any, in the design or operation of the Internal Controls have been identified and reported to the Company's independent auditors and the audit committee of the Company's board of directors; and all deficiencies which, individually or in the aggregate, could constitute significant deficiencies and which have not yet been rectified (X) are in the process of being rectified and (Y) have not had and will not have, individually or in the aggregate, a material adverse effect on the effectiveness of the Internal Controls.

         (xxvi) Compliance with Sarbanes Oxley. The Company is in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the New York Stock Exchange that have been adopted thereunder, all to the extent that such Act and such rules and regulations are in effect and applicable to the Company.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.


         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company, acting severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 3,000,000 shares of Common Stock, at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "DATE OF DELIVERY") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Choate, Hall & Stewart LLP, counsel for the Company, at Two International Place, Boston, MA 02110, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called "CLOSING TIME").

                  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

                  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities and the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. Subject to the provisions of subsection (e) below, the certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in New York, New York not later than 2:00 P.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         (e) Global Securities. In lieu of the delivery to the Underwriters of certificates representing the Securities at the Closing Time and on each Date of Delivery, as contemplated above, the Company, with the approval of the Representative, may deliver one or more global Securities to a custodian for The Depository Trust Company ("DTC"), to be held by DTC initially for the accounts of the several Underwriters.

         SECTION 3. Covenants of the Company.

         (a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) (i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

         (b) Filing of Amendments and Exchange Act Documents. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

         (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use all commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities) and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

         (f) Blue Sky Qualifications. The Company will use all commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or so subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and provided further that the Company's obligations pursuant to this subsection (f) to maintain effective any qualifications shall cease upon the date that the Securities are listed on the New York Stock Exchange (or any successor to such entity). The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may request.

         (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

         (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

         (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Underwriters, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans or non-employee director stock plans of the Company referred to in the Prospectus or any renewal or extension of such plan as may be approved by the requisite holders of shares of the Company's Common

Stock, or (D) any shares of Common Stock issued pursuant to the common stock investment plan.

                  Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (l) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company or the Representative, as the case may be, is herein referred to as a "PERMITTED FREE WRITING PROSPECTUS". The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the printing, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, all except as otherwise agreed between the Company and the Representative, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

                  The Underwriters shall pay their own out-of-pocket expenses in connection with the purchase, offer and sale by them of the Securities, and the Representative, on behalf of the Underwriters, shall pay the fees and disbursements of counsel for the Underwriters (except as provided in clause (v) of the preceding paragraph).

         (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the time of effectiveness of this Agreement and as of the Closing Time, of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement; Filing of Prospectus; Payment of Filing Fee. The Registration Statement shall be effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the "Calculation of Registration Fee" table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

                  (b) Opinions of Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of each of Woodburn and Wedge and Choate, Hall & Stewart LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A and B hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

                  (c) Opinion of Counsel for Underwriters. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of Dewey Ballantine LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Representative shall reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (d) Officers' Certificate. At the Closing Time, there shall not have been, since the time of effectiveness of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, any Material Adverse Change, and the Representative shall have received a certificate of the President, any Vice President or the Treasurer of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time,
         (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

                  (e) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other

         Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and other financial information contained in the Registration Statement and Prospectus.

                  (f) Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the "specified date" referred to shall be a date not more than three business days prior to the Closing Time.

                  (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

                  (h) Maintenance of Ratings. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to any of the debt securities of the Company or any of its Significant Subsidiaries by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and no such securities rating agency shall have publicly announced that it has under credit watch, surveillance or review, with possible negative implications, its rating of any of such securities.

                  (i) Lock-up Agreements. At the Closing Time, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

                  (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

                           (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President, any Vice President or the Treasurer of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                           (ii)     Opinion of Counsel for Company. The
                  favorable opinion of each of Woodburn and Wedge and Choate, Hall & Stewart LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option

                  Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(b) hereof.

                           (iii) Opinion of Counsel for Underwriters. The favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(c) hereof.

                           (iv) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such additional documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

                  (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates as such term is defined in Rule 501(b) under the 1933 Act (each, an "AFFILIATE"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,

(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, bear to the aggregate initial offering price of the Securities.

                  The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934

Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or General Disclosure Package, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in any securities of the Company or any of its subsidiaries has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the NASDAQ Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the

Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the principal amount of Defaulted Securities does not exceed 10% of the number of Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at John Farry, 60 Wall Street, New York, New York 10005; notices to the Company shall be directed to it at Sierra Pacific Resources, P.O. Box 10100 (6100 Neil Road), Reno, Nevada 89520, attention of the Corporate Treasurer.

         SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. Nothing in this Section 12 is intended to limit any duties of confidentiality that the Underwriters might otherwise have as investment bankers.

         SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 15. WAIVER OF TRIAL BY JURY. THE UNDERWRITERS AND THE COMPANY EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         SECTION 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         SECTION 18. Effect of Headings. The Section headings and Table of Contents herein are for convenience only and shall not affect the construction hereof.

                              --------------------

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                            Very truly yours,



                                            SIERRA PACIFIC RESOURCES



                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:

DEUTSCHE BANK SECURITIES INC.



By:
    ---------------------------------------
    Name:
    Title:



By:
    ---------------------------------------
    Name:
    Title:


                  For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                 Number of
               Name of Underwriters                         Initial Securities
               --------------------                         ------------------


Deutsche Bank Securities Inc...............................     20,000,000
                                                                ----------
Total......................................................     20,000,000
                                                                ==========





                                     Sch A-1

                                   SCHEDULE B

                            SIERRA PACIFIC RESOURCES

                        20,000,000 Shares of Common Stock
                           (Par Value $1.00 Per Share)

                  1. The purchase price per share for the Securities to be paid by the several Underwriters shall be $14.03; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                  2.       (i)      The Company will receive total proceeds of
$280,600,000, without deducting estimated expenses of the offering and without the exercise of the Underwriters' over-allotment option.

                           (ii)     The net proceeds of the offering, after
deducting estimated expenses payable by the Company, will be approximately $280,400,000, without the exercise of the Underwriters' over-allotment option, and $322,490,000 if the Underwriters' over-allotment option is exercised in full.

                  3. The Underwriter and its affiliates have provided investment banking, commercial banking and financial advisory services for the Company and its subsidiaries from time to time for which they have received customary fees and reimbursements of expenses and may in the future provide additional services. The Underwriter is a lender under the Revolving Credit Facilities of both Nevada Power Company and Sierra Pacific Power Company. The Underwriter was an initial purchaser of Nevada Power Company's 6.650% General and Refunding Mortgage Notes, Series N, due 2036 and Nevada Power Company's 6.50% General and Refunding Mortgage Notes, Series O, due 2018. Deutsche Bank Trust Company Americas, an affiliate of the Underwriter, serves as trustee under Nevada Power Company's First Mortgage Indenture. The Underwriter acted as a Dealer Manager in connection with the conversion offer of the Company's 7.25% Convertible Notes due 2010, launched August 3, 2005.




                                     Sch B-1

                                   SCHEDULE C

                                 List of persons
                               subject to lock-up

Name                           Title
----                           -----

Walter M. Higgins              President and Chief Executive Officer

Michael W. Yackira             Corporate Executive Vice President and Chief
                               Financial Officer

Donald L. Shalmy               Corporate Senior Vice President, Policy and
                               External Affairs

Jeffrey L. Ceccarelli          Corporate Senior Vice President, Service Delivery
                               and Operations

Paul L. Kaleta                 Corporate Senior Vice President, General Counsel
                               and Corporate Secretary

Roberto R. Denis               Corporate Senior Vice President, Generation and
                               Energy Supply, SPR

Stephen R. Wood                Corporate Senior Vice President, Administration

John E. Brown                  Controller

William D. Rogers              Corporate Treasurer


                                     Sch C-1

                                   SCHEDULE D

            List of all Issuer General Use Free Writing Prospectuses

None




                                     Sch D-1

                                                                       EXHIBIT A

                    CONTENTS OF OPINION OF WOODBURN AND WEDGE
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

    (Certain capitalized terms not defined in this exhibit are defined in the
                              Purchase Agreement.)

                  (1) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

                  (2) Each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of any Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary.

                  (3) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  (4) The Company has 350,000,000 shares of Common Stock authorized under its charter; the shares of issued and currently outstanding Common Stock of the Company (excluding shares issued pursuant to reservations, agreements, or employee benefit plans, non-employee director plans or the common stock investment plans) have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of the Company was issued in violation of preemptive or other similar rights of any securityholder of the Company.

                  (5) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and, except with respect to applicable law which allows the separate identity of a corporation to be disregarded in certain extraordinary circumstances, no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

                  (6) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Nevada court or Nevada governmental authority or agency, domestic or foreign (other than as may be required under securities or blue sky laws, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

                  (7) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both result in any violation of the provisions of the charter or by-laws of the Company or any Significant Subsidiary, or any applicable Nevada law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any Nevada government instrumentality or Nevada court having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties, assets or operations.

                  (8) The information in the Prospectus under the heading "Description of Common Stock", to the extent that it constitutes matters of Nevada law, has been reviewed by us and is correct in all material respects.

                  Woodburn and Wedge may state that the legal opinions set forth above are limited to the law of the State of Nevada. Woodburn and Wedge will permit Choate, Hall & Stewart LLP and Dewey Ballantine LLP to rely upon their opinion as to matters governed by or relating to Nevada law.

                                                                       EXHIBIT B


                CONTENTS OF OPINION OF CHOATE HALL & STEWART LLP
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

   (Certain capitalized terms not defined in this exhibit are defined in the
                              Purchase Agreement.)

                  (1) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect.

                  (2) Each Significant Subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The shares of issued and outstanding capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; none of the issued and outstanding shares of capital stock of any Significant Subsidiary was issued in violation of any preemptive or other similar rights of any securityholder of such Significant Subsidiary; and all shares of capital stock of each Significant Subsidiary are owned by the Company, free and clear of any security interests and other liens and encumbrances and of any equities, claims and other adverse interests.

                  (3) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  (4) The Company has 350,000,000 shares of Common Stock authorized under its charter; the shares of issued and currently outstanding Common Stock of the Company (excluding shares issued pursuant to reservations, agreements, or employee benefit plans, non-employee director plans or the common stock investment plans) have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (5) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. There are no pre-emptive or other rights to subscribe for or to purchase, nor is there any restriction on the voting or transfer of, the Securities pursuant to the Company's articles of incorporation or by-laws or any agreement or instrument, except to the extent described in the Registration Statement, the Disclosure Package and the Prospectus.

                  (6) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

                  (7) The execution, delivery and performance by the Company of the Purchase Agreement, the participation by the Company in the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the offering, sale, issuance and delivery of the Securities and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds"), and the performance by the Company of its obligations under the Purchase Agreement, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Significant Subsidiary thereof is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would, singly or in the aggregate, not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by laws of the Company or the charter or by-laws of any of its Significant Subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree known to us of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations.

                  (8) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (9) The Registration Statement, including, without limitation, the Rule 430B Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations), other than the financial statements and supporting schedules included therein or omitted therefrom as to which we need express no opinion, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                  (10) The Registration Statement has become effective under the 1933 Act; any required filing of each prospectus relating to the Securities (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issue under the 1933 Act and no proceedings for the purpose have been instituted or are pending or threatened by the Commission.

                  (11) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

                  (12) The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

                  (13) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects.

                  (14) The information in the Prospectus under "Dividends from Subsidiaries", "Sierra Pacific Resources" and "Description of Common Stock" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  In addition, such counsel will state that:

                  (a) To our knowledge, except as disclosed in the Registration Statement, there is no pending action, suit or proceeding before any court or government agency involving the Company or any subsidiary that, if determined adversely to the Company, might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Prospectus; and no such actions, suits, or proceedings are, to our knowledge or threatened, except as set forth in the Registration Statement.

                  (b) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                  (c) Nothing has come to our that would lead us to believe that:

                  (i) the Original Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we make no statement), at the time such Original Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) the Registration Statement, including the Rule 430B Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we make no statement), at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iii) the Disclosure Package (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; or

                  (iv) the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood, however, that we express no such belief with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included or incorporated by reference in the Original Registration Statement, the Registration Statement, the Disclosure Package or the Prospectus, or with respect to the Form T-1 included in the Original Registration Statement and the Registration Statement.

         Choate, Hall & Stewart LLP may rely upon the opinion of Woodburn and Wedge as to all matters governed by or relating to the law of the State of Nevada.

              FORM OF LOCK-UP AGREEMENT FROM DIRECTORS AND OFFICERS


                                                                       EXHIBIT C

August [  ], 2006

[representative]

[address of representative]


Re:      Offering of 20,000,000 Shares of
         Common Stock by Sierra Pacific Resources

Dear Sirs:

         The undersigned, a stockholder and an officer of Sierra Pacific Resources, a Nevada corporation (the "COMPANY"), understands that [underwriter] ("[underwriter]") has entered into a Purchase Agreement (the "PURCHASE AGREEMENT") with the Company providing for the public offering of 20,000,000 shares (the "SECURITIES") of the Company's common stock, par value $1.00 per share (the "COMMON STOCK"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter named in the Purchase Agreement that, during a period of 60 days from the date of the Purchase Agreement (the "LOCK-UP PERIOD"), the undersigned will not, without the prior written consent of the [underwriter], directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the "LOCK-UP SECURITIES") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

         Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the [underwriter]:

                  (a)      as a bona fide gift or gifts; or

                  (b) upon the undersigned's death, by gift, will or intestate succession to the undersigned's immediate family; or

                  (c) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

                  (d) as a distribution to limited partners or stockholders of the undersigned;

provided that (1) the [underwriter] receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.

         For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         Notwithstanding the foregoing, if:

         (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

         (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless [the underwriter] waives, in writing, such extension.

                  The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by [the underwriter] to the Company (in accordance with Section 11 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

         The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

                  [remainder of page intentionally left blank]

                                    Very truly yours,

                                    Signature:
                                               ---------------------------------

                                    Print Name:
                                                --------------------------------